UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 7, 2004

Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 225

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(303) 220-7990

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 7, 2004, Crown Media United States, LLC, a wholly-owned subsidiary of Crown Media Holdings, Inc., amended the Employment Agreement, dated as of December 20, 2001, as amended October 10, 2003, by and between David Kenin, Executive Vice President - Programming, and Crown Media United States, LLC.

The amendment extends the term of the Employment Agreement for an additional three years, through January 2, 2008 and provides for an annual base salary of $715,000 during the period January 3, 2005 through January 2, 2006, $750,000 during the period January 3, 2006 through January 2, 2007 and $790,000 during the period January 3, 2007 through January 2, 2008.

Item 9.01.   Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1*	Second Amendment to Employment Agreement, dated as of December 6, 2004, by and between David Kenin and Crown Media United States, LLC.

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	December 8, 2004	By	/s/ David J. Evans
David J. Evans
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Second Amendment to Employment Agreement, dated as of December 6, 2004, by and between David Kenin and Crown Media United States, LLC.

* Management contract or compensatory plan or arrangement.